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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

          We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 20, 2009, in the Registration Statement on Form S-11 and related Prospectus of Brookfield Realty Capital Corp. dated August 28, 2009.

/s/ Ernst & Young LLP
New York, NY
August 26, 2009

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm